Copyright © 2023 Booz Allen Hamilton Inc. August 2024 INVESTOR PRESENTATION

1 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash provided by operating activities to Free Cash Flow and Free Cash Flow Conversion, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS, as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook”, reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2025. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2025 and of Adjusted EBITDA guidance through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

COMPANY HISTORY

OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO

1914
Booz Allen founded in 1914 by Edwin Booz in Chicago

1940
Hired to help U.S. Navy prepare for WWII

2008
Spun off commercial consulting business; Carlyle became majority shareholder

2010
Initial Public Offering

Acquired Defense Systems Engineering & Support

2013
Launched Vision 2020 Strategy—transforming the company from a consulting firm to leading solutions provider

2016
Carlyle completed ownership exit

2017
Acquired Aquilent, Inc., a digital services business

2021
Acquired Liberty IT Solutions

Awarded $1.1B BID contract by the VA

Acquired Tracepoint Holdings

Launched VoLT– new firmwide growth strategy

2022
Acquired EverWatch Corporation

Divested MENA management consulting business and Managed Threat Services (MTS) business

Awarded $1.5B eMAPS2 contract—single largest task order in Company's history

2023
Awarded $1.9B Thunderdome contract

2024
***110th Anniversary** of Booz Allen's founding*

Acquired PAR Government Systems Corporation

With 110 years of industry leadership, Booz Allen is one of the most respected names in government contracting

Booz | Allen | Hamilton®

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3 WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 110-YEAR HISTORY AS AN INDUSTRY LEADER History of Driving Industry Leading Organic Growth Strategic organic revenue growth and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Strong level of operating cash generation Low leverage and investment grade rating provide flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, Cyber, 5G) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 110-year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets at the intersection of mission and technology

LEADING FROM THE TOP

OUR PURPOSE IS TO EMPOWER PEOPLE TO CHANGE THE WORLD



Horacio D. Rozanski
*Chairman,
Chief Executive Officer
and President*



Matthew Calderone
Chief Financial Officer



Kristine Martin Anderson
Chief Operating Officer



Nancy Laben
Chief Legal Officer



Richard Crowe
*President
Civil Sector*



Judi Dotson
*President
Global Defense Sector*



Thomas Pfeifer
*President
National Security Sector*



35,100 employees[1]
~1,100 LOCATIONS IN 20+ COUNTRIES

DIVERSITY MEASURES[2]

36% of global workforce identified as female, including
37% of senior management

35% of U.S. workforce identified as people of color, including
21% of senior management

32% of new employee hires globally identified as female and
40% of new employee hires in the U.S. identified as people of color

29% of employee departures globally identified as female and
36% of employee departures in the U.S. identified as people of color

CREDENTIALS[2]

28% are Veterans

65% hold security clearances

87% hold bachelor's degrees

40% hold master's degrees

4% hold doctoral degrees

Booz | Allen | Hamilton®

(1) As reported in Booz Allen's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024. Numbers are rounded.
(2) As reported in Booz Allen's Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Numbers are rounded and based on voluntary self-reporting.

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5 • Doubling-down on innovation • Using strategic M&A and partnerships to build market positions • Making decisions closer to the needs of clients VOLT: OUR GROWTH STRATEGY OPERATE WITH INCREASED SPEED, AGIL ITY AN D SCALE IN A RAPIDLY CHA NGING, HIGHLY COMPETITIVE AND INCREASINGLY TECHNICAL ENVIRONMENT BUILDING BLOCKS OF VoLT ACHIEVED BY VELOCITY: GET THERE FIRST Leverage our mission knowledge to get to the future at speed and scale LEADERSHIP: TRANSFORM WITH CONVICTION Redefine mission leadership to stand apart in this new era TECHNOLOGY: DIFFERENTIATE TO WIN Put technology at the heart of the client mission to define the next generation of impact • Identifying client needs ripe for hyper-growth • Scaling businesses at the nexus of mission and technology • Using mission insights to develop solutions • Identifying, building and scaling next generation technology to transform mission

6 ARTIFICIAL INTELLIGENCE CYBER DATA SCIENCE & DATA ENGINEERING EXPERIENCE & IMMERSIVE PLATFORM & INFRASTRUCTURE SOFTWARE ENGINEERING SYSTEMS & DIGITAL ENGINEERING TECH STRATEGY & PRODUCT MANAGEMENT TECHNICAL EXPERIENCE GROUPS (TXGS) A MULTI-YEAR JOURNEY TO BUILD RICH, SELF-SUSTAININ G TECHNICAL TALENT COMMUNITIES ACROSS BOOZ ALLEN (1) For more information on our technical communities, please refer to our Form 10-K for the fiscal year ended March 31, 2024. TXGs are designed to build technical affiliation and skills, generate opportunities for career growth, and advance our technical capabilities and solutions around eight functional areas that are important to the Company’s growth.

BROAD CLIENT BASE

WE SERVE A BROAD CLIENT BASE THAT SPANS ACROSS THE U.S. GOVERNMENT AND COMMERCIAL MARKETS

DEFENSE, 47%

+ Aerospace: Air Force, Space Force, NASA
+ Army
+ Joint Combatant Commands
+ Joint Defense Agencies
+ Navy/Marine Corps
+ Digital Battlespace Platform



Broad Customer Base(1)

CIVIL, 36% (2)

+ Citizen Services
+ Domestic Resilience
+ Health

INTELLIGENCE, 17%

+ Intel
+ Space and Military Intelligence
+ National Cyber Platform
+ EverWatch

(1) All percentages of revenue are approximate; for more information, please see our Form 10-K for the fiscal year ended March 31, 2024.
(2) Includes Global Commercial revenue, which was approximately 2 percent of total revenue in fiscal 2024.

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8 $675 $1,175 10.1% 11.0% FY19 FY24 STRONG FINANCIAL RETURNS WE HAVE A PROVEN TRACK RECORD OF STRONG FINAN CIAL PERFORMANCE Delivering Robust Organic Growth ($ in billions) Sustained Adjusted EBITDA & Margin Expansion ($ in millions) Organic Revenue Growth(1)(2) Strong Cash Flow Generation ($ in millions) Significant Capital Deployment ($ in millions)(3)(5) (1) Fiscal Year 2019 revenue was all organic. (2) Organic revenue of $10.6 billion as of March 31, 2024 is calculated as $10.7 billion of consolidated revenue less revenue f rom acquisit ions of approximately $ 82 million. (3) As reported in our Forms 10-K f or f iscal years ended March 31, 2020, 2021, 2022, 2023 and 2024; totals may not sum due to rounding. (4) A reconciliation of non-GAAP f inancial measures can be found in the A ppendix. (5) M&A includes CVC investments. 11.7% CAGR ($) +90 bps (%) Adjusted EBITDA(3)(4) Adjusted EBITDA Margin(3)(4) Operating Cash Flow(3)(4) Free Cash Flow Conversion(3)(4) 9.6% CAGR $6.7 $10.6 FY19 FY24 $551.4 $718.7 $736.5 $602.8 $258.8 94% 117% 116% 87% 27% FY20 FY21 FY22 FY23 FY24 146.6 181.1 209.1 235.7 253.4 186.6 318.1 419.3 224.0 415.0 72.2 865.5 445.3 23.3 FY20 FY21 FY22 FY23 FY24 Quarterly Dividends Share Repurchases M&A $333 $571 $1,494 $905 $692

CAPITAL DEPLOYMENT: FY24 IN REVIEW

OUR DEPLOYMENT PRIORITIES FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT MAXIMIZES NEAR- AND LONG-TERM SHAREHOLDER VALUE

In FY24, we deployed ~$692M through a mix of quarterly dividends, strategic investments, and share repurchases

Quarterly Dividends

- ~$253M in quarterly dividends
- 11th consecutive fiscal year increasing our quarterly dividend
- ~42% historical dividend payout ratio(1)

Sustained strong annual dividend growth since 2013

Strategic Transactions

- ~$23M in strategic investments in leading-edge technical solutions, like Albedo and Second Front Systems, to accelerate mission delivery

Strategic investments to fuel growth

Share Repurchases

- ~$415M in share repurchases
- Opportunistically look for periods where shares trade below market value; balance with other capital needs

Opportunistic share buybacks, based on changing economic conditions and market performance

Capital Expenditures

- Focused investments in IP/IC to help deliver differentiated mission solutions
- Ongoing investments to support shifting business needs, including modernizing secured facilities and hybrid work

Driving growth through strategic investments in our infrastructure

We remain committed to a balanced capital allocation strategy to maximize long-term shareholder value

(1) As measured over a five-year period.

Booz | Allen | Hamilton®

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10 177% 99% 69% Category 1Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index 104% 53% 32% 177% 94% 63% 5-year 3-year 1-year Booz Allen Core Peers OUTPERFORMING THE MARKET DRIVIN G LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) Total Shareholder Returns vs. Broader Indexes Five-Year Period(1) (1) As of March 31, 2024. Core peers include: CACI, LDOS, and SAIC.

11 1.19x 1.42x 1.36x 1.18x 1.25x FY20 FY21 FY22 FY23 FY24 STRONG BACKLOG AND CONTRACT-LEVEL PERFORMANCE DEMON STRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPA BILITIES Historical Backlog(1)(2)(3) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2020, 2021, 2022, 2023 and 2024. (2) Backlog presented as of March 31, 2023 includes $282 million of backlog for EverWatch Corp., which was acquired during fiscal 2023. Original backlog value at acquisition was $292 million. (3) Backlog presented as of March 31, 2022 includes $2.6 billion of for Liberty IT Solutions, LLC, which was acquired during fiscal 2022. Historical Book-to-Bill LTM Book-to-Bill Ratios 3,415 3,510 3,710 4,619 4,822 4,518 6,086 9,925 9,519 9,463 12,796 14,436 15,612 17,064 19,533 FY20 FY21 FY22 FY23 FY24 Funded Unfunded Priced Options 20,729 24,032 29,247 31,202 33,818

12 FY25 PIPELINE AND DEMAND DYNAMICS EXPANDING PIPELINE FUELS GROWTH MOMENTUM (1) Qualified pipeline and backlog as of June 30, 2024. Does not include the Dept. of Veterans Affairs PTEMS contract, which the Company learned has not been awarded to Booz Allen (and the Company is evaluating its options with respect to that award). (2) Includes awards that were under protest as of June 30, 2024. (3) Rates disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Consideration Conversion Diverse portfolio with limited concentration risk✓ Strong demand environment aligned to innovation agenda✓ ~63% win rate on new work ~92% on recompetes(3)✓ Record backlog of ~$36B+ ~14% of which is funded(1)✓ Ample demand and strong growth prospects support momentum across the business. QUALIFIED PIPELINE OF $53B+(1)(2) PROPOSALS IN PROCESS OF $8B+ SUBMITTED PROPOSALS OF $15B+(2)

ESG HIGHLIGHTS AT A GLANCE

ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACTS SUPPORT LONG-TERM RESILIENCE[(1)]



LEADERSHIP DIVERSITY[(2)]

64% (7 of 11) of our Board of Directors is gender and/or racially diverse, and 37% of our senior leadership is female.

EMPLOYEE BELONGING

Nearly a quarter of our employees are members of at least one Business Resource Group, and more than 46% of Booz Allen employees belong to a Technical Experience Group.

AI READY

Developed an AI Ready Training Program, a multitiered learning experience for all employees that leverages the firm's badging network.

CAREER MOBILITY

18% of our open positions were filled by current employees.

CLIMATE ACTION[(3)]

Targets approved by Science Based Targets initiative (SBTi) for alignment with 1.5°C ambition and net-zero emissions by 2050.

CONTINUOUS LEARNING

25% of our employees participated in our FlexEd tuition benefit program; participation is correlated with higher retention rates and annual employee experience survey scores.

SUPPLIER DIVERSITY

Approximately 40% of our supplier spend was with businesses owned by members of historically underrepresented groups.

EMPLOYEE GIVING

Increased employee giving by 5% year over year to $1.45M.

(1) Unless otherwise specified, data points noted on this slide are as of March 31, 2023.
(2) As of August 5, 2024 with respect to the Board of Directors, and as of March 31, 2024 with respect to senior leadership that is female.
(3) As of December 2023.

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Copyright © 2023 Booz Allen Hamilton Inc. FIRST QUARTER FISCAL 2025 FINANCIAL RESULTS FISCAL 2025 OUTLOOK

15 KEY FINANCIAL RESULTS FIRST QUARTER FISCAL 2025 RESULTS (1) *NM = not meaningful. (1) Comparisons are to prior fiscal year period. Reconciliations of non-GAAP metrics can be found on Slide 21. Net income margin was 5.6% for the three months ended June 30, 2024. FIRST QUARTER Revenue $2.9 billion +10.8% Revenue, Excluding Billable Expenses $2.0 billion +8.4% Net Income $165 million +2.4% Adjusted EBITDA $302 million (1.6)% Adjusted EBITDA Margin on Revenue 10.3% (11.2)% Adjusted Net Income $180 million (7.0)% Diluted EPS $1.27 +4.1% Adjusted Diluted EPS $1.38 (6.1)% Net Cash Provided by Operating Activities $52 million NM*

16 FINANCIAL OUTLOOK FULL YEAR FISCAL 2025 GUIDANCE (1) OPERATING PERFORMANCE Fiscal Year 2025 Revenue Growth 8.0% – 11.0% Adjusted EBITDA $1,260 – $1,300 million Adjusted EBITDA Margin on Revenue ~11% Adjusted Diluted EPS $5.80 – $6.05 Net Cash Provided by Operating Activities $825 – $925 million Free Cash Flow $725 – $825 million (1) Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Disclaimer." (2) Inorganic revenue contributions are from PAR Government Systems Corporation, which was acquired in June 2024. KEY ASSUMPTIONS Fiscal Year 2025 Inorganic Revenue Contributions(2) $80 – $90 million Adjusted Effective Tax Rate 23% – 25% Average Diluted Shares Outstanding 128 – 130 million Interest Expense $180 – $190 million Depreciation and Amortization ~$160 million Cash Taxes Related to Section 174 ~$100 million Capital Expenditures ~$100 million

Copyright © 2023 Booz Allen Hamilton Inc. FY2023 – FY2025 INVESTMENT THESIS

18 INVESTMENT THESIS EXCEPTIONAL SHAREHOLDER VALUE CREATION FY2023–FY2025 GOALS Competitive Edge at the Mission- Innovation Intersection ADJUSTED EBITDA GROWTH TO $1.2–1.3B Disciplined Capital Deployment $2.0–3.5B Organic Revenue 5–8% Strategic Acquisitions & Investments Strong Mid 10% Adjusted EBITDA Margin ++

Copyright © 2023 Booz Allen Hamilton Inc. APPENDIX

20 NON-GAAP FINANCIAL INFORMATION • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. • “Adjusted Operating Income” represents operating income before acquisition and divestiture costs, significant acquisition amortization, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted EBITDA” represents net income (loss) attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including acquisition and divestiture costs, financing transaction costs, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income (loss) attributable to common stockholders before: (i) acquisition and divestiture costs, (ii) significant acquisition amortization, (iii) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024, and (iv) amortization and write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2024."Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. • "Adjusted Effective Tax Rate" represents income tax expense (benefit) excluding the income tax effects of adjustments to net income, divided by adjusted earnings before income tax expense. • "Organic Revenue" and "Organic Revenue Growth" represent growth in consolidated revenue adjusted for revenue from acquisitions and divestitures.

NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

(In thousands, except share and per share data)	Three Months Ended June 30, 2024		2023
Revenue, Excluding Billable Expenses			
Revenue	$ 2,941,797		$ 2,654,486
Less: Billable expenses	944,981		812,304
Revenue, Excluding Billable Expenses	$ 1,996,816		$ 1,842,182
Adjusted Operating Income			
Operating Income	$ 255,164		$ 234,418
Acquisition and divestiture costs (a)	5,670		3,268
Significant acquisition amortization (b)	12,684		13,108
Legal matter reserve (c)	—		27,453
Adjusted Operating Income	$ 273,518		$ 278,247
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses			
Net income (loss) attributable to common stockholders	$ 165,233		$ 161,388
Income tax expense	49,128		39,480
Interest and other, net (d)	40,803		33,550
Depreciation and amortization	41,129		41,847
EBITDA	296,293		276,265
Acquisition and divestiture costs (a)	5,670		3,268
Legal matter reserve (c)	—		27,453
Adjusted EBITDA	$ 301,963		$ 306,986
Net income margin attributable to common stockholders	5.6 %		6.1 %
Adjusted EBITDA Margin on Revenue	10.3 %		11.6 %
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses	15.1 %		16.7 %
Adjusted Net Income			
Net income (loss) attributable to common stockholders	$ 165,233		$ 161,388
Acquisition and divestiture costs (a)	5,670		3,268
Significant acquisition amortization (b)	12,684		13,108
Legal matter reserve (c)	—		27,453
Amortization or write-off of debt issuance costs and debt discount	1,076		782
Adjustments for tax effect (e)	(5,052)		(12,942)
Adjusted Net Income	$ 179,611		$ 193,057
Adjusted Diluted Earnings Per Share			
Weighted-average number of diluted shares outstanding	$ 129,917,263		$ 131,530,633
Diluted earnings per share	$ 1.27		$ 1.22
Adjusted Net Income Per Diluted Share (f)	$ 1.38		$ 1.47
Free Cash Flow			
Net cash provided by operating activities	52,128		(71,532)
Less: Purchases of property, equipment and software	(32,442)	A	(10,488)
Free Cash Flow	$ 19,686		$ (82,020)
Operating cash flow conversion	32 %		(44) %
Free cash flow conversion	11 %		(42) %

(a) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity. Transactions include the acquisitions of EverWatch Corp. in fiscal 2023 and PAR Government Systems Corporation in fiscal 2025. See Note 5, "Acquisition, Goodwill, and Intangible Assets," to the condensed consolidated financial statements in the Company's Form 10-Q for the quarter ended June 30, 2024 for further information.

(b) Amortization expense associated with acquired intangibles from significant acquisitions.

(c) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 20, "Commitments and Contingencies," in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for further information.

(d) Reflects the combination of Interest expense and Other income, net from the condensed consolidated statement of operations.

(e) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate.

(f) Excludes adjustments of approximately $0.8 million and $1.2 million of net earnings for the three months ended June 30, 2024 and June 30, 2023, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Booz | Allen | Hamilton®

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22 FINANCIAL RESULTS – KEY DRIVERS First Quarter Fiscal 2025 – Below is a summary of the key factors driving results for the fiscal 2025 first quarter ended June 30, 2024 as compared to the prior year period: • Revenue increased 10.8% to $2.9 billion and Revenue, Excluding Billable Expenses increased 8.4% to $2.0 billion. Revenue growth was primarily driven by strong demand for our services and solutions as well as an increase in headcount to meet that demand. • Operating income increased to $255.2 million from $234.4 million, and Adjusted Operating Income decreased to $273.5 million from $278.2 million. The increase in operating income was primarily driven by the same drivers benefiting revenue growth but negatively impacted by higher than anticipated expenses. Fiscal 2024 operating income was negatively impacted by a $27.5 million reserve associated with the U.S. Department of Justice's investigation of the Company recorded in the first quarter. The decrease in Adjusted Operating Income was driven by the same factors impacting operating income with the exception of the aforementioned legal matter reserve, which did not impact Adjusted Operating Income. • Net income increased to $165.2 million from $161.4 million, and Adjusted Net Income decreased to $179.6 million from $193.1 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income and Adjusted Net Income were also affected by higher interest expense and higher income tax expense. • EBITDA increased to $296.3 million from $276.3 million and Adjusted EBITDA decreased to $302.0 million from $307.0 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS increased to $1.27 from $1.22 and Adjusted Diluted EPS decreased to $1.38 from $1.47. The changes were primarily driven by the same factors as net income and Adjusted Net Income, respectively, as well as a lower share count in the first quarter of fiscal 2025. • Net cash provided by operating activities was $52.1 million for the quarter ended June 30, 2024, as compared to $(71.5) million of net cash used in operating activities in the prior year. Free Cash Flow was $19.7 million for the quarter ended June 30, 2024, as compared to $(82.0) million in the prior year. Operating cash was primarily driven by strong collections and overall revenue growth, partially offset by increased disbursements.

23 • Website: investors.boozallen.com • Contact Information: ― Investor Relations Lindsay Joyce Vice President, Financial Planning & Analysis and Investor Relations Investor_Relations@bah.com ― Media Jessica Klenk Director, Media Relations 703-377-4296 Klenk_Jessica@bah.com BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS